SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2008

Orleans Homebuilders, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6830	59-0874323
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3333 Street Road, Suite 101 Bensalem, PA	19020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 245-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 1, 2008, Orleans Homebuilders, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

To supplement the Company’s consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), the Company uses the non-GAAP measure of adjusted EBIDTA for the three and six months ended December 31, 2007 and December 31, 2006.  Adjusted EBITDA represents net earnings before inventory impairments, land sale impairments, write-off of abandoned projects and other pre-acquisition costs, stock option expense, interest expense, previously capitalized interest amortized to residential properties cost of sales, income taxes, depreciation, amortization, loss from discontinued operations and extraordinary items.  In addition, the Company uses the non-GAAP measure of adjusted net income and adjusted earnings per share for the three and six months ended December 31, 2007 and December 31, 2006.  Adjusted net income and adjusted earnings per share represents net income and earnings per share excluding the effects of charges for inventory impairments, land sale impairments, write-off of abandoned projects and other pre-acquisition costs, loss from discontinued operations and severance charges.

The Company’s management reviews these non-GAAP measures internally to evaluate the Company’s performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of adjusted EBITDA provides consistent and comparable measures to help investors understand the Company’s current and future operating results. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measures as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      Exhibits

       The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
No.	Description

99.1	Press release of Orleans Homebuilders, Inc. dated February 1, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORLEANS HOMEBUILDERS, INC.

Dated: February 1, 2008
/s/ Garry P. Herdler
Garry P. Herdler
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit
No.	Item

99.1*	Press release of Orleans Homebuilders, Inc. dated February 1, 2008.

* Furnished electronically herewith.